Exhibit 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of amendments to the statement on Schedule 13D (including amendments thereto) (the "Schedule 13D") with respect to the common stock, par value $1.00 per share, of Argo Group International Holdings, Ltd. (f/k/a PXRE Group Ltd.) and further agree that this Joint Filing Agreement shall be included as an exhibit to the joint filing of the Amendment No. 6 to the Schedule 13D.

         The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

         This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on August 15, 2007.

                                         RESERVOIR CAPITAL GROUP, L.L.C.


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel



                                         RESERVOIR CAPITAL PARTNERS, L.P.

                                         By: Reservoir Capital Group, L.L.C.,
                                         its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel


                                         RESERVOIR CAPITAL MASTER FUND, L.P.

                                         By: Reservoir Capital Group, L.L.C.,
                                             its sole general partner



                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel

                                         RESERVOIR CAPITAL MASTER FUND II, L.P.

                                         By: Reservoir Capital Group, L.L.C.,
                                             its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel


                                         RESERVOIR CAPITAL INVESTMENT
                                         PARTNERS, L.P.

                                         By: Reservoir Capital Group, L.L.C.,
                                             its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel


                                         RCGM, LLC
                                         (f/k/a Reservoir Capital Management,
                                          L.L.C.)


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel



                                         RESERVOIR MASTER FUND, L.P.

                                         By: RMG GP, LLC, its sole general
                                             partner

                                         By: Reservoir PCA Fund (Cayman), L.P.,
                                             its sole managing member

                                         By: Reservoir  Capital Group,  L.L.C.,
                                             its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel



                                         RESERVOIR PCA FUND (CAYMAN), L.P.

                                         By: Reservoir Capital Group, L.L.C.,
                                             its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel



                                         RMF GP,  LLC

                                         By: Reservoir PCA Fund (Cayman), L.P.,
                                             its sole managing member

                                         By: Reservoir  Capital Group,  L.L.C.,
                                             its sole general partner


                                         By: /s/ Celia Felsher
                                             ----------------------------------
                                             Celia Felsher
                                             General Counsel


                                         By: /s/ Craig A. Huff
                                             ----------------------------------
                                             Craif A. Huff